CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Gretchen Lash, President of The Phoenix-Engemann Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2005             /s/ Gretchen Lash
     -----------------------       --------------------------------------------
                                   Gretchen Lash, President
                                   (principal executive officer)


I, Malcolm Axon, Chief Financial Officer of The Phoenix-Engemann Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2005             /s/ Malcolm Axon
     -----------------------       --------------------------------------------
                                   Malcolm Axon, Chief Financial Officer
                                   (principal financial officer)